                            FORM 8-K



               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report (Date of Earliest
                Event Reported):  August 17, 1998




                       GIBSON GREETINGS, INC.
________________________________________________________________
     (Exact name of registrant as specified in its charter)

  Delaware                 0-11902               52-1242761
________________________________________________________________
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



            2100 Section Road, Cincinnati, Ohio  45237
________________________________________________________________
            (Address of principal executive offices)


Registrant's telephone number, including area code:(513)841-6600
                                                   _____________

            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this report.

Item 5.   Other Events
          ____________

          The press release of Gibson Greetings, Inc. (the "Company"), dated August 17, 1998, announcing that the Company has reached a definitive agreement to sell 100% of the capital stock of its subsidiary, The Paper Factory of Wisconsin, Inc., is filed as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
          _____________________________________________________

(a)  Financial Statements of Business Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits

     Number         Description
     ______         ___________

       99           Press Release dated August 17, 1998























                            SIGNATURE
                            _________


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 18, 1998        GIBSON GREETINGS, INC.



                              By  /s/ James T. Wilson
                                __________________________
                                James T. Wilson
                                Executive Vice President -
                                Finance & Operations and
                                Chief Financial Officer